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                                                                      EXHIBIT 32

 CERTIFICATIONS OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

          In connection with the Annual Report of CenterPoint Properties Trust (the "Company") on Form 10-K for the period ended December 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, John S. Gates, Jr., Chief Executive Officer of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


 /s/ John S. Gates, Jr.                         March 12, 2004
----------------------------
John S. Gates, Jr.
Chief Executive Officer

          A signed original of this written statement required by Section 906 has been provided to CenterPoint Properties Trust and will be retained by CenterPoint Properties Trust and furnished to the Securities and Exchange Commission or its staff upon request.

          In connection with the Report, I, Paul S. Fisher, Executive Vice President, Chief Financial Officer and Secretary of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


 /s/ Paul S. Fisher                             March 12, 2004
----------------------------
Paul S. Fisher
Executive Vice President, Chief
Financial Officer and Secretary

          A signed original of this written statement required by Section 906 has been provided to CenterPoint Properties Trust and will be retained by CenterPoint Properties Trust and furnished to the Securities and Exchange Commission or its staff upon request.